1838 INVESTMENT ADVISORS FUNDS

                         1838 INTERNATIONAL EQUITY FUND
                           1838 SMALL CAP EQUITY FUND
                             1838 FIXED INCOME FUND
                           1838 LARGE CAP EQUITY FUND
                            1838 SPECIAL EQUITY FUND

                          SUPPLEMENT TO THE PROSPECTUS
                               DATED MARCH 1, 1999

     Effective August 2, 1999, transfer agency and fund accounting services for 1838 Investment Advisors Funds (the "Trust") and each Fund of the Trust are provided by MBIA Municipal Investors Service Corporation ("MISC"), 113 King Street, Armonk, NY 10504.

     Purchase and redemption orders for shares of any Fund of the Trust should be directed to the Trust c/o MISC at the address above, or by calling 1-877-367-1838. Purchases of Fund shares by wire should be directed to:

                                    MBIA-MISC
                          c/o First Union National Bank
                                Philadelphia, PA
                                 ABA #031201467
                             Attention: (Fund Name)
                              Acct. #2000003245909
           For further credit to (Shareholder name and account number)

   All other purchase and redemption information remains the same as currently stated in the Trust's Prospectus dated March 1, 1999.

     The fees paid to MISC by each Fund of the Trust for transfer agency and fund accounting services are expected to increase from the current fees paid for such services by the 4th quarter of 1999, when the Fund's amended prospectus becomes effective.


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                         1838 INVESTMENT ADVISORS FUNDS

                         1838 INTERNATIONAL EQUITY FUND
                           1838 SMALL CAP EQUITY FUND
                             1838 FIXED INCOME FUND
                           1838 LARGE CAP EQUITY FUND
                            1838 SPECIAL EQUITY FUND

                         SUPPLEMENT TO THE STATEMENT OF
                   ADDITIONAL INFORMATION DATED MARCH 1, 1999

     The following replaces and supercedes any contrary information in the Statement of Additional Information for 1838 Investment Advisors Funds (the "Trust"):

Distributor

     MBIA Capital Management Corp., 113 King Street, Armonk, NY 10504 has entered into a distribution agreement with the Trust on behalf of each Fund to assist in securing purchasers for shares of each Fund. The distributor also directly, or through its affiliates, provides investor support services. The distributor receives no compensation for distributing the Funds' shares, except for reimbursement of its out-of-pocket expenses.

     MBIA Capital Management Corp. is a wholly-owned subsidiary of MBIA, Inc., the parent company of the Funds' investment advisor.

Administrator, Transfer Agent, Dividend Paying Agent and
Accounting Agent

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     The Funds' investment advisor, 1838 Investment Advisors, Inc., ("1838")
provides administrative services for the Funds. As administrator, 1838 provides the Funds with office space, supplies and personnel, as well as executive and administrative services, internal auditing, and regulatory compliance services. 1838 also prepares reports to shareholders, and performs certain budgeting, financial reporting and compliance monitoring activities. The investment advisor does not receive any compensation (in addition to its advisory fee) for providing administrative services to the Funds.

     MBIA Municipal Investors Service Corporation ("MISC"), 113 King Street, Armonk, NY 10504 serves as transfer agent, fund accountant, and dividend disbursing agent for each of the Funds. MISC is a wholly-owned subsidiary of MBIA, Inc., the parent company of the Funds' investment adviser.

     As transfer agent, MISC is responsible for administering and performing transfer agent functions, for acting as service agent in connection with dividend distribution functions and for performing shareholder account functions in connection with the issuance, transfer and redemption or repurchase of each Fund's shares.

     As fund accountant, MISC determines each Fund's net asset value per share and provides other accounting and record keeping functions as are required by federal securities laws.

     The fees that MISC receives from each Fund for its services as transfer agent and Fund accountant currently are the same as those paid to the Funds' former transfer agent and fund accountant. It is expected that these fees will increase by the 4th quarter of 1999, when the Fund's amended prospectus becomes effective.